Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Greenwich Street Series Fund
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                            EQUITY INDEX PORTFOLIO
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Greenwich Street Series Fund (the "Trust"), on behalf of its Equity Index Portfolio (the "Fund"), will be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on June 24, 2002, at 10:00 a.m., local time, for the following purpose:

      Proposal (1) To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and The Travelers Investment Management Company ("TIMCO").

   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof. Shares of the Fund ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposal. You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Fund that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Fund shares attributable to his or her variable contract.

   Shareholders of record on April 17, 2002 are entitled to vote at the Special Meeting and any adjournment thereof. Contract Owners of record on April 17, 2002 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies to be voted against such proposal.

                           By order of Board of Trustees,

                           Christina T. Sydor
                           Secretary
April   , 2002

                               -----------------

   CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                              Valid Signature
------------                                              ---------------
Corporate Accounts
  (1) ABC Corp..................................... ABC Corp.
  (2) ABC Corp..................................... John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer............ John Doe
  (4) ABC Corp. Profit Sharing Plan................ John Doe, Trustee

Trust Accounts
  (1) ABC Trust.................................... Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78.......... Jane B. Doe

Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA........................................... John B. Smith
  (2) Estate of John B. Smith...................... John B. Smith Jr., Executor

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                            EQUITY INDEX PORTFOLIO
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 24, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Greenwich Street Series Fund (the "Trust"), on behalf of its Equity Index Portfolio (the "Fund"), for use at the Special Meeting of Shareholders of the Fund, to be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on June 24, 2002 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   The Board, on behalf of the Fund, is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which the shareholders will be asked to consider and approve one Proposal (as described below).

   Shares of the Fund ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and The Travelers Investment Management Company ("TIMCO") (the "Proposal"). You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Fund that are attributable to your variable contract.

   This Proxy Statement, the Notice of Special Meeting and the proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on April 17, 2002 (the "Record Date"). The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Fund's shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation with respect to the Proposal will be voted "FOR" the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Fund shareholders as of the Record Date will be entitled to notice of and to vote at the Meeting. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

Cost of Solicitation

   The costs and expenses incurred in connection with the solicitation of proxies on behalf of the Fund for use at the Special Meeting, including the costs of preparing, printing, and mailing, and reasonable expenses of outside counsel will be paid by TIMCO or one of its affiliates. The Fund's shareholders and underlying contract owners will bear no cost or expenses in connection with the solicitation.

   Contract Owners may vote (1) by phone: call the toll-free number listed on the proxy card and follow the automated instructions; (2) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (3) by Internet: access the website listed on the proxy card; and (4) by fax: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card. If the Trust records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time, before they are voted as described below.

   Any shareholder of the Fund giving a proxy has the power to revoke it by submitting a written notice of revocation to the Fund or by attending the Special Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified on the proxy or voting instruction form or, if no specification is made, in favor of the Proposal referred to in this Proxy Statement.

Quorum

   The holders of a majority of the outstanding shares entitled to vote of the Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken with respect to the Fund on some or all matters if a quorum is present and sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against that Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

Vote Required to Approve Proposal

   The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the Special Meeting in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Abstentions are votes that are present at the meeting and will have the effect of a "no" vote on the Proposal.

   All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposal.

   Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Fund and the denominator of which is the total number of units of the Fund outstanding on the Record Date. Units reflect the Contract Owner's participation in the variable contracts, while Shares reflect an insurance company's ownership interest in the Fund. The value of units is based on the net asset value of the underlying Fund adjusted for separate account fees. If proper instructions are not timely received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their insurance company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an insurance company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions. Holders of record of the Shares of the Fund at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Special
Meeting. As of the Record Date, there were           outstanding Shares of the
Fund.

   Listed below are the name, address and Share ownership of each person known to the Fund to own 5% or more of the Shares of the Fund as of the Record Date. The type of ownership of each person listed below is record ownership.

Name and Address                                           Percentage Ownership
----------------                                           ---------- ---------
[INSURANCE COMPANY].......................................
   Owned        shares....................................

   Because all Shares of the Fund are owned of record by variable contracts as of the Record Date, the officers and Trustees of the Trust as a group owned none of the Fund's outstanding Shares.

   The Fund provides periodic reports to all of its shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York, 10004.

                                 PROPOSAL ONE:

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF
                             THE FUND, AND TIMCO.

   The Board of Trustees of the Trust is proposing that shareholders approve a new Investment Advisory Agreement (the "New Agreement") to be entered into between the Trust (on behalf of the Fund) and TIMCO. TIMCO currently serves as the investment adviser to the Fund, pursuant to an Investment Advisory Agreement dated April 16, 1997 (the "Current Agreement"). The terms of the New Agreement are substantively identical to the Current Agreement, except for the management fee and the commencement and termination dates.

   At a meeting held on April 17, 2002, the Board of Trustees, a majority of whom were not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), unanimously approved the New Agreement. See "Description of the Current Agreement" and "Description of the New Agreement".

   The Board of Trustees unanimously recommends that shareholders approve the New Agreement for the Fund. A form of the New Agreement is attached as Exhibit A.

Description of the Current Agreement

   TIMCO currently serves as the investment adviser to the Fund pursuant to the Current Agreement. TIMCO has been the investment adviser to the Fund since 1995. The Current Agreement was last approved by the Board on July 18, 2001 and by shareholders of the Fund on April 16, 1997.

   Service Provided. The Current Agreement provides that TIMCO manage the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies, make investment decisions for the Fund, and arrange for the purchase or sale of portfolio securities and other assets. TIMCO may engage an investment sub-adviser to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser certain responsibilities.

   Fees. For the services provided and expenses borne by TIMCO under the Current Agreement, TIMCO is paid a fee that is accrued daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2001, TIMCO was paid an aggregate fee of $1,376,954.

   Under the Current Agreement, TIMCO is responsible for all expenses incurred by it and its staff in the performance of its duties (including the payment of salaries of all officers and employees who were employed by it and the Fund), which did not include expenses of the Fund, such as brokerage fees and commissions. The Current Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder on the part of TIMCO, TIMCO would not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters set forth in the Current Agreement.

   The Current Agreement can be terminated without penalty: (i) at any time by vote of a majority of the Trust's Trustees or by vote of the majority of the Fund's outstanding voting securities; (ii) by the Trust upon sixty (60) days' written notice to TIMCO; or (iii) by TIMCO upon ninety (90) days' written notice to the Fund.

Description of the New Agreement

   The following summary of the proposed New Agreement is qualified in its entirety by reference to the form thereof which is attached hereto as Exhibit A.

   Service Provided. The New Agreement provides for services identical to the Current Agreement.

   Fees. For the services provided and expenses borne by TIMCO under the New Agreement, TIMCO will be paid a fee that is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Fund.

   If approved by the shareholders of the Fund, the New Agreement shall continue in effect for such Fund for an initial two-year period, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement, like the Current Agreement, will terminate automatically upon its assignment and is terminable at any time without penalty by a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days' written notice to TIMCO or upon 90 days' written notice, by TIMCO.

Fee Tables

   The following table shows for the Fund during the fiscal year ended December 31, 2001: (a) the actual operating expenses for the Fund's shares as a percentage of average net assets, and (b) the pro forma operating expenses assuming the New Agreement had been in effect throughout the fiscal year. The table and examples below should not be considered a representation of past or future expenses of the Fund and do not reflect separate account expenses. Actual expenses may vary from year to year and may be higher or lower than those shown below.

                                                Actual         Pro Forma
   Class I shares                          (as of 12/31/01) (as of 12/31/01)
   --------------                          ---------------- ----------------
   Annual Operating Expenses
   (as a percentage of average net assets)
      Management fees.....................       0.15%            0.25%
      12b-1 fees..........................       None             None
      Other expenses......................       0.08             0.08

   Total Operating Expenses...............       0.23%            0.33%

   Class II shares                         (as of 12/31/01) (as of 12/31/01)
   ---------------                         ---------------- ----------------
   Annual Operating Expenses
   (as a percentage of average net assets)
      Management fees.....................       0.15%            0.25%
      12b-1 fees..........................       0.25%            0.25%
      Other expenses......................       0.09%            0.09%

   Total Operating Expenses...............       0.49%            0.59%

--------

Example

   The following examples are intended to assist an investor in understanding the various costs that an investor bore and will bear directly or indirectly under both current and proposed fee arrangements. The examples assume payment of operating expenses at the levels set forth in the table above.

   An investor would pay the following expenses on a $10,000 investment, assuming 5.00% annual return and redemption at the end of each time period.

                Class I Shares  1 Year 3 Years 5 Years 10 Years
                --------------  ------ ------- ------- --------
                 Present Fee...  $ 24   $  74   $ 130   $ 293
                 Proposed Fee..  $34    $106    $185    $418

                Class II Shares 1 Year 3 Years 5 Years 10 Years
                --------------- ------ ------- ------- --------
                 Present Fee...  $ 50   $ 157   $ 274   $ 616
                 Proposed Fee..  $60    $189    $329    $738

   The following table shows on a comparative basis for the fiscal year ended December 31, 2001 the Fund's advisory fee under the Current Agreement and on a pro forma basis under the New Agreement. Actual management fees under both the Current and New Agreements are calculated daily based on the net assets of the Fund. The table also shows the difference between the actual and pro forma advisory fees as a percentage of the actual fee:

           Actual Aggregate  Pro Forma Aggregate
          Management Fee for Management Fee for   Difference between
          Fiscal Year Ended   Fiscal Year Ended  Actual and Pro Forma
          December 31, 2001   December 31, 2001    (as % of Actual)
          ------------------ ------------------- --------------------
              $1,376,954         $2,294,923              67%

Description of TIMCO

   TIMCO is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is located at 388 Greenwich Street, New York, New York 10013. SSBH is a wholly owned subsidiary of Citigroup Inc., ("Citigroup") which is located at 1 Citicorp Center, 153 East 53rd Street, New York, New York 10028.

   TIMCO provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

   TIMCO was organized as a Delaware corporation in 1987 and its principal business address is 100 First Stamford Place, Stamford, CT 06902. TIMCO is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. As of March 31, 2001, TIMCO had approximately $3 billion of assets under management.

   The names, titles and principal occupations of the current directors and executive officers of TIMCO are set forth on Exhibit B. Except as indicated, the business address of each individual is 100 First Stamford Place, Stamford, CT 06902.

   TIMCO also acts as the investment adviser to the Smith Barney S&P 500 Index Fund, which has a similar investment objective as the Fund. As of March 31, 2002 the Smith Barney S&P 500 Index Fund had approximately $430 million in assets. The rate of the TIMCO's compensation is 0.15% of the Smith Barney S&P 500 Index Fund's average daily net assets. TIMCO has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

Considerations by the Board of Trustees

   In connection with TIMCO's request to the Board that the advisory fee be increased, Management provided extensive information to the Independent Trustees. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the New Agreement included an analysis of the performance and expenses of the Fund as compared to other similar funds. This analysis was prepared by Management of the Fund from materials provided by Lipper Analytical Services, Inc. ("Lipper"). The Independent Trustees also relied upon information previously provided to them in connection with their annual and ongoing review, relating to the nature, quality and extent of TIMCO's services to the Fund.

   After consideration of all of the data and information provided to them at a meeting called to evaluate the new advisory fee proposed by TIMCO, the Independent Trustees discussed the proposed fee increase with representatives of Management. The Independent Trustees then met separately with their counsel to discuss the information and to consider the factors to be weighed and standards to be applied in evaluating Management's proposed fee increase.

   The Independent Trustees first examined the nature, quality and scope of the services provided to the Fund by TIMCO. Second, they reviewed the basis for an increase in the management fee and analyzed the fee proposed by the Manager in terms of management fees charged by TIMCO and other investment advisors for similar services. They also reviewed the ratio of expenses borne by the Fund and compared that ratio to similar data available with respect to other funds with comparable investment objectives and strategies that are offered in connection with variable insurance contracts. Finally, the Independent Trustees examined the mutual fund related revenues and expenses of Management.

   The Independent Trustees considered, among other factors: (1) the investment record of TIMCO in managing the Fund and the Smith Barney S&P 500 Index Fund for which it acts as investment adviser; (2) TIMCO's financial information; (3) pro-forma profitability data giving effect to the proposed increase in the advisory fee; (4) the effect of the proposed advisory fee increase on the expense ratio of the Fund; and (5) data as to investment performance, advisory fees and expense ratios of other investment companies having net assets in excess of $500 million, not advised by TIMCO but believed to be generally comparable in many ways to the Fund.

   More specifically, in their review of the proposed increase in the level of the investment advisory fees, the Independent Trustees considered the fact that the current investment advisory fees paid by the Fund, as well as the Fund's total expense ratio, including the investment advisory fees, are below the median fee rate and expense ratio of comparable funds. Also, if the New Agreement had been in effect, the Fund's pro-forma investment advisory fee rate and expense ratio (including the investment management fee) would not have exceeded the median for its group. The proposed investment advisory fee is comparable to that paid by other index funds.

   The current expense ratio of the Fund's Class I Shares is 0.23 while the proposed expense ratio is 0.33, both of which are below the peer group average of 0.35. The Board also considered that Management intends to eliminate the voluntary fee caps of 0.30% for Class I shares and 0.55% for Class II shares that are currently in effect. These voluntary caps have had no current impact, but would be exceeded if the proposed fee increase were in effect.

   Management provided the Independent Trustees with its allocation of revenue and expenses on a fund-by-fund basis for the calendar year 2000, the most current period for which this information had been compiled. The Independent Trustees considered specific information provided by Management regarding its profitability. The Independent Trustees also noted the substantial marketing, promotional and servicing activities in which Management and its affiliates engage and propose to engage on behalf of the Fund, the costs of which were not included in Managements profitability analysis.

Determination by the Independent Trustees and the Board of Trustees.

   After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the New Agreement.

   If approved by the shareholders of the Fund, the New Agreement would become effective as soon as practicable following the Meeting. If the Fund's shareholders do not approve the New Agreement, TIMCO will continue to serve as the Fund's adviser under the terms of the Current Agreement.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Other Information

   Salomon Smith Barney Inc. ("SSB"), located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's principal underwriter pursuant to a written agreement dated June 5, 2000. SBFM, located at 333 West 34th Street, New York, New York 10001, serves as the Fund's Administrator pursuant to a written agreement dated April 20, 1994. For the fiscal year ended December 31, 2001, the Fund paid SSB and SBFM $207,629 and $550,782, respectively, for their services. SSB and SBFM will continue to be the Fund's principal underwriter and Administrator after the New Agreement is approved.

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Fund does not hold regular shareholder meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request for Special Meeting

   Shareholders holding at least 10% of the Trust's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee. Meetings of shareholders for any other purpose also shall be called by the Trustees when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Trust of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET).

                           By order of the Board of Trustees,
                           Christina T. Sydor
                           Secretary

Dated:           , 2002

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                         GREENWICH STREET SERIES FUND

                           (Equity Index Portfolio)

                                                                         , 2002

The Travelers Investment Management Company
100 First Stamford Place
Stamford, CT 06902.

Dear Sirs:

   Greenwich Street Series Fund (the "Company"), a trust organized under the laws of the Commonwealth of Massachusetts, confirms its agreement with The Travelers Investment Management Company (the "Adviser"), as follows:

1.  Investment Description; Appointment

   The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board"). Copies of the Prospectus, the Statement and the Master Trust Agreement have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as the investment adviser to the Equity Index Portfolio (the "Portfolio"). The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.  Services as Investment Adviser

   Subject to the supervision and direction of the Board of the Company, the Adviser will: (a) manage the Portfolio's holdings in accordance with the Portfolio's investment objective(s) and policies as stated in the Master Trust Agreement, the Prospectus and the Statement; (b) make investment decisions for the Portfolio;

(c) place purchase and sale orders for portfolio transactions for the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio. In providing those services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.

3.  Brokerage

   In selecting brokers or dealers to execute transactions on behalf of the Portfolio, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion.

4.  Information Provided to the Company

   The Adviser will keep the Company informed of developments materially affecting the Portfolio's holdings, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  Standard of Care

   The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company or to the shareholders of the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.  Compensation

   In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 0.25 of 1.00% of the Portfolio's average daily net assets. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

7.  Expenses

   The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Company will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.

8.  Reduction of Fee

   If in any fiscal year the aggregate expenses of the Portfolio (including fees pursuant to this Agreement and the Portfolio's administration agreements, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio, the Adviser will reduce its fee to the Portfolio by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Portfolio for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.

9.  Services to Other Companies or Accounts

   The Company understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Portfolio recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Portfolio understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.  Term of Agreement

   This Agreement shall become effective as of the date set forth above (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11.  Representation by the Company

   The Company represents that a copy of the Master Trust Agreement is on file with the Secretary of The Commonwealth of Massachusetts.

12.  Limitation of Liability

   The Company and the Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company, as provided in the Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Portfolio's outstanding voting securities, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Company as provided in the Master Trust Agreement.

   If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                           Very truly yours,

                           GREENWICH STREET SERIES FUND

                           By: ______________________________________________
                              Name:
                              Title:

Accepted:

The Travelers Investment Management Company

By: _________________________________________________________________________
   Name:
   Title:

                                   EXHIBIT B

DIRECTORS AND OFFICERS OF THE TRAVELERS INVESTMENT MANAGEMENT COMPANY ("TIMCO")

   The names, titles and principal occupations of the current directors and executive officers of TIMCO are set forth below. Except as indicated, the business address of each individual is at 100 First Stamford Place, Stamford, CT 06902.

   Thomas W. Jones--Chairman of the Board. The principal occupation of Mr. Jones is to serve as Chairman and Chief Executive Officer of the Global Investment Management and Private Banking Group of Citigroup Inc.
("Citigroup"); Chairman and Chief Executive Officer of Citigroup Asset Management ("CAM").

   Sandip A. Bhagat--President, Chief Executive Officer and Director; Managing Director of SSB.

   Heath B. McLendon--Director. The principal occupation of Mr. McLendon is to serve as Chairman or Co-Chairman of investment companies managed by affiliates of Citigroup; Managing Director of Salomon Smith Barney Inc. ("SSB"); Director of Salomon Brothers Asset Management Inc ("SaBAM"); Director and Chairman of SBFM and Travelers Investment Adviser, Inc. ("TIA").

   Virgil H. Cumming--Chief Operating Officer and Director. The principal occupation of Mr. Cumming is to serve as a Managing Director of SSB; Chief Investment Officer of SBFM and Chief Investment Officer and Director of SaBAM.

   Michael Day--Treasurer. Managing Director of SSB.

   Michael Rosenbaum--Secretary. The principal occupation of Mr. Rosenbaum is to serve as Chief Legal Officer of CAM, SaBAM, Salomon Brothers Asset Management Limited and Salomon Brothers Asset Management Asia Pacific Limited; Managing Director of Salomon Smith Barney.

   With the exception of Heath B. McLendon and Sandip A. Bhagat, no officers or Trustees of the Trust are officers, directors or employees of TIMCO.

                               FORM OF PROXY CARD

                          GREENWICH STREET SERIES FUND
                                on behalf of its
                             EQUITY INDEX PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

     Special Meeting of Shareholders to be held on June 24, 2002 at 10 a.m.

The undersigned holder of shares of the Equity Index Portfolio (the "Fund") referenced above hereby appoints Heath B. McLendon, Lewis E. Daidone, Christina
T. Sydor and Michael Kocur, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on June 24, 2002 at 10 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her Contract. Instead of returning the proxy card you may:

VOTE VIA THE FACSIMILE:
VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
VOTE VIA THE TELEPHONE:
CONTROL NUMBER:

Date:    _______________________________ 2002
PLEASE SIGN IN BOX BELOW

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:


--------------------------------------

Signature(s) Title(s), if applicable

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

(1) To approve a new investment advisory agreement between the Greenwich Street Series Fund, on behalf of the Equity Index Portfolio, and The Travelers Investment Management Company.

     For              Against          Abstain

NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE